Exhibit 10.14

ISSUING AND PAYING AGENCY AGREEMENT

THIS AGREEMENT, dated as of January 1, 2000 (the “Agreement”), is by and between ENOGEX INC., a corporation organized under the laws of the State of Oklahoma (the “Issuer”), and THE BANK OF NEW YORK, a New York banking corporation, as issuing and paying agent (the “Issuing Agent”).  Terms used and not defined herein but defined in the Notes (as hereinafter defined) have the meanings set forth in the Notes.

WITNESSETH:

SECTION 1.  Appointment of Agent.  The Issuer proposes to issue its 8.125% Senior Notes due 2010 (the “Notes”), in the aggregate principal amount of $400,000,000.  The Issuer and  Lehman Brothers Inc. (“Lehman”), Banc of America Securities LLC, Banc One Capital Markets, Inc., Bear, Stearns & Co., Inc., CIBC World Markets Corp., First Union Securities, Inc. and Warburg Dillon Read LLC (collectively, with Lehman, the “Initial Purchasers”) have entered into a Placement Agreement dated as of January 11, 2000, elating to the sale and purchase of the Notes.  The Issuer hereby appoints the Issuing Agent to act, on the terms and conditions specified herein, as issuing and paying agent for the Notes.

SECTION 2.  Note Form; Terms; Execution.  The Notes shall be in substantially the form of Exhibit A hereto. The Notes shall be in minimum denominations of $1,000 and any larger denominations in integral multiples thereof shall be redeemable by the Issuer prior to maturity as provided in the form of Note and shall bear interest as provided in the form of Note.  Each Note shall be executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3 hereof) of the Issuer and shall be authenticated by the Issuing Agent.

SECTION 3.  Authorized Representatives.  From time to time, the Issuer will furnish the Issuing Agent with a certificate of the Issuer certifying the incumbency and specimen signatures of the Issuer’s officers authorized to execute Notes on behalf of the Issuer by manual or facsimile signature (an “Authorized Representative”).  Until the Issuing Agent receives a subsequent incumbency certificate of the Issuer, the Issuing Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives.  The Issuing Agent shall have no responsibility to the Issuer to determine by whom or by what means a facsimile signature may have been affixed on the Notes, or to determine whether any facsimile or manual signature is genuine.  Any Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer after the completion and authentication thereof by the Issuing Agent, notwithstanding that such person shall have ceased to hold office on the date such Note is completed, authenticated and delivered by the Issuing Agent.

SECTION 4.  Issuance Instructions; Completion, Authentication and Delivery of Notes.

Prior to the original issuance of the Notes, the Authorized Representative shall give written issuance instructions (the “Issuance Instructions”) to the Issuing Agent directing that the Issuing Agent issue and authenticate the Notes.  The Issuing Agent shall have no duty to issue Notes in the absence of the Issuance Instructions.  The Issuance Instructions shall include the: (i) names and addresses of the persons in whose name the Note shall be registered (each, a “Registered Holder”) and the addresses for payment, if different; (ii) taxpayer identification number of each Registered Holder; (iii) Principal Amount, Stated Maturity Date, Interest Rate, Original Issue Date and delivery instructions.  The Issuing Agent shall deliver the Notes on the Original Issuance Date in accordance with the Issuance Instructions.

SECTION 5.  Issuer’s Representations and Warranties.  The Issuance Instructions shall constitute the Issuer’s representation and warranty to the Issuing Agent that the issuance and delivery of the Notes have been duly and validly authorized by the Issuer and that the Notes, when completed, authenticated and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Issuer.

SECTION 6.  Payment of Note Interest; Interest Payment Dates; Record Dates; Interest Rights.

(a)                                  Interest payments on the Notes will be made semiannually on January 15 and July 15 of each year, commencing July 15, 2000, and upon redemption or at maturity.  All such interest payments (other than interest due upon redemption or at maturity) will be made to the persons who are the Registered Holders at the close of business on the fifteenth day (whether or not a Business Day) immediately preceding each such Interest Payment Date (each a “Regular Record Date”), provided, however, that interest payable upon redemption or at maturity will be payable to the person to whom the principal is payable.  Notwithstanding the foregoing, if the Original Issue Date or date of transfer, exchange or substitution of any Note occurs either on an Interest Payment Date or between a Regular Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Note will be made on the Interest Payment Date next following the next succeeding Regular Record Date to the person who is the Registered Holder on such next succeeding Regular Record Date.  If an Interest Payment Date, maturity or redemption date would fall on a day that is not a Business Day, the Interest Payment Date, maturity or redemption date will be the next succeeding Business Day.  Interest on a Note will accrue from, and including, the Original Issue Date or from, and including, the most recent date to which interest has been paid or duly provided for with respect to that Note.  Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.  All interest payments on the Notes (other than interest due upon redemption or at maturity) will be made by check of the Issuing Agent mailed to the Registered Holders, as such Registered Holders appear on the Record Date in the Note Register referred to in Section 11 hereof, or to such other address as any Registered Holder shall designate to the Issuing Agent in writing not later than the relevant Record Date, or, in the case holders of $10,000,000 or more in aggregate principal amount of Notes, at the option of such holder, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Issuing Agent on or before such Record Date.  If required by law, the Issuing Agent will withhold any taxes or other governmental charges on any payment made in connection with the Notes.

(b)                                 Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (“Defaulted Interest”) shall forthwith cease to be payable to the person who is the Registered Holder on the relevant Regular Record Date by virtue of having been such Registered Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (i) or (ii) below:

(i)                                     The Issuer may elect to make payment of any Defaulted Interest to the persons who are the Registered Holders of the Notes to which the Defaulted Interest relates (“Defaulted Notes”) (or their respective predecessor Notes) at the close of business on a special record date for the payment of such Defaulted Interest, which special record date shall be fixed in the following manner.  The Issuer shall notify the Issuing Agent in writing of the amount of Defaulted Interest proposed to be paid on each of the Defaulted Notes and the date of the proposed payment, and at the same time the Issuer shall deposit with the Issuing Agent

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an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Issuing Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of those entitled to such Defaulted Interest as in this clause provided.  Thereupon the Issuing Agent shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Issuing Agent of the notice of the proposed payment.  The Issuing Agent shall promptly notify the Issuer of such special record date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Registered Holder of Defaulted Notes as of the special record date at the address as it appears in the Note Register, not less than 10 days prior to such special record date.  Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to those in whose names the Defaulted Notes (or their respective predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to following clause (ii).

(ii)                                  The Issuer may make payment of any Defaulted Interest on the Defaulted Notes in any other lawful manner not inconsistent with the requirements of any securities exchange which maintains a system for the trading of restricted securities and through which the Notes are so traded, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Issuing Agent of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Issuing Agent.  Subject to the foregoing provisions of this Section, each Note authenticated and delivered under this Agreement upon registration of transfer or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 7.  Payment of Note Principal.  The Issuing Agent will pay to the Registered Holder in immediately available funds the principal amount of each Note on the redemption date, if any, or at maturity, together with accrued interest, if any (and premium, if any), due upon redemption or at maturity, only upon presentation and surrender of such Note on or after the redemption date or maturity date thereof, as the case may be, at the offices of the Issuing Agent located at the address listed in Section 22(b)(ii) hereof, or at such other address of the Issuing Agent or the office or agency of such other paying agent as the Issuer shall designate in the Borough of Manhattan, New York City, in writing to the Registered Holder of such Note.  The Issuing Agent will forthwith cancel each such Note and promptly forward same in due course to the Issuer.

SECTION 8.  Other Information Regarding the Notes.  On any day on which Notes are issued, redeemed or mature, the Issuing Agent shall prepare and forward to the Issuer as of the close of business on such day a written statement indicating by Note number and principal amount of the Notes issued on such day and the aggregate principal amount of the Notes outstanding at the close of business on such day.

SECTION 9.  Deposit of Funds.  The Issuer shall deposit with the Issuing Agent not later than 10:00 a.m. New York City time on each Interest Payment Date funds available for payment on such Interest Payment Date in an amount sufficient to pay all interest due on the Notes on such Interest Payment Date and shall deposit with the Issuing Agent not

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later than 10:00 a.m. New York City time on each redemption date or maturity date of any Note funds available for payment on such Interest Payment Date in an amount sufficient to pay the principal of (premium, if any) and accrued interest, if any, on any such Note to, but excluding, the redemption date or maturity date, as the case may be.  If there is deposited with the Issuing and Paying Agent as trust funds, for the purpose hereinafter stated, an amount, in cash or in U.S. Government Securities sufficient to pay and discharge the principal of and premium and interest, if any, on the Notes, as and when the same become due and payable, including upon any redemption prior to maturity, the Issuer will be deemed to have satisfied and discharged the Notes.  Notwithstanding the foregoing, if the Notes are to be redeemed prior to their maturity as contemplated by Section 10 hereof, such Notes will not be deemed satisfied and discharged until such Notes have been irrevocably called or designated for redemption on a date when such Notes may be called for redemption and proper notice of redemption has been given in accordance with the terms of the Notes or the Issuer has given the Issuing and Paying Agent irrevocable instructions to give such notice of redemption.

SECTION 10.  Optional Redemption.  The Notes shall be subject to redemption at the option of the Issuer as provided in the form of Note attached hereto as Exhibit A.  In the event that the Issuer elects to redeem Notes, in whole or in part, the Issuer shall give written notice to the Issuing Agent of the principal amount of Notes to be so redeemed not less than 45 days or more than 60 days prior to the redemption date, which notice shall also specify the redemption date and applicable redemption price or the method of determining the same.  The Issuing Agent shall cause notice of redemption to be given not less than 30 or more than 60 days prior to the redemption date in the name, and at the expense, of the Issuer in the manner provided in the Note.  Whenever less than all the Notes outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing Agent, by lot or in any usual manner approved by it.

SECTION 11.  Note Register; Registration, Transfer, Exchange; Persons Deemed Owners.

(a)                                  It is understood that the Note Register (as hereinafter defined) shall be maintained by such method as the Issuer and the Issuing Agent shall mutually agree.  The term “Note Register” shall mean the definitive record in which shall be recorded the names, addresses, addresses for payment and taxpayer identification numbers of the Registered Holders, the Note numbers and Original Issue Date thereof and details with respect to the issuance, transfer and exchange of Notes, as appropriate.

(b)                                 Upon the presentation of a Note for registration of transfer, the Issuing Agent shall register the transfer of such Note if such Note is to be transferred (i) to the Issuer or to, by, through or in a transaction approved by an Initial Purchaser, (ii) so long as such Note is eligible for resale pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”), to a person whom the seller reasonably believes is a “Qualified Institutional Buyer” (as defined in Rule 144A) acquiring such Note or interest therein for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that such resale or other transfer is being made in reliance on Rule 144A, (iii) pursuant to an exemption from registration provided by Rule 144 under the 1933 Act, (iv) to an “Institutional Accredited Investor” (as defined in the Note) acquiring such Note or interest therein for its own account or as a fiduciary or agent for others (which others must also be Institutional Accredited Investors unless such transferee is a bank acting in a fiduciary capacity) for investment purposes and not for distribution in violation of the 1933 Act in a transaction exempt from registration, or (v) pursuant to an effective registration statement under the 1933 Act.  The consent of an Initial Purchaser referred to in subsection (i) above must be given by a facsimile transmission or any other method to which the Issuing Agent has agreed on or before the time of transfer.  To effectuate the foregoing restrictions on resales and other transfers of

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Notes in certificated form, if any resale or other transfer of such a Note described in clause (ii) or (iv) above is proposed to be made, the holder and the prospective purchaser or transferee shall be required to complete the Certificate of Transfer on the reverse of such Note or a duly completed Bond Power substantially in the form attached hereto as Exhibit B (the “Bond Power”) to advise the Issuing Agent of the basis for such transfer and the availability of the exemption from registration provided thereby; provided that a Certificate of Transfer or Bond Power shall not be required in the case of any Note in certificated form from which the restrictive legend originally set forth on the face thereof (or on the face of one or more predecessor Notes) has been removed with the consent of the Issuer in accordance with the procedures set forth in this Agreement.  In registering the transfer of any Notes pursuant to this Section 11(b) or Section 11(h), the Issuing Agent shall be entitled to rely without further investigation on a duly completed Bond Power or such other certificate or instrument of transfer that the Issuer has advised the Issuing Agent is acceptable to the Issuer.

(c)                                  In connection with the issuance of Notes arising from a transfer, the Original Issue Date of the Note shall be the same date as the Original Issue Date of the Note being transferred.

(d)                                 In connection with any registration of transfer of Notes, the Issuer and the Issuing Agent may require payment of a sum sufficient to cover any applicable tax or other governmental charge.

(e)                                  Prior to due presentment of a Note for registration of transfer, the Issuer and the Issuing Agent may deem and treat the Registered Holder of any Note as the absolute owner of such Note for the purpose of receiving payment of the principal of (premium, if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note or the interest thereon shall be overdue, and neither the Issuer nor the Issuing Agent, except as provided in this Section 11, shall be affected by notice to the contrary.

(f)                                    Each Note presented for registration of transfer shall be duly endorsed or be accompanied by an appropriate written instrument of transfer.

(g)                                 Upon surrender for registration of transfer of any Note and satisfaction of the requirements of this Section 11, the Issuing Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Notes of any authorized denominations, of a like aggregate principal amount, bearing a number not contemporaneously outstanding and containing identical terms and provisions.

(h)                                 Subject to the requirements of Section 11(b) hereof, at the option of any Registered Holder, Notes may be exchanged for other Notes containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Notes to be exchanged to the Issuing Agent, provided that there is no obligation to exchange or register the transfer of any Note during the period of 15 days immediately preceding the date of first giving any notice of redemption of Notes.  Whenever any Notes are so surrendered for exchange, the Issuing Agent shall complete, authenticate and deliver the Notes that the Registered Holder making the exchange is entitled to receive.

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SECTION 12.  Mutilated, Destroyed, Lost, or Stolen Notes.  In case any Note shall become mutilated or destroyed, lost or stolen, the Issuer in its discretion may execute and upon its request the Issuing Agent shall complete, authenticate and make available for delivery a Note, having the same terms and provisions and a number not contemporaneously outstanding, payable in the same principal amount, of like tenor, and dated the same Original Issue Date in exchange and substitution for the mutilated Note or in lieu of and substitution for the Note destroyed, lost or stolen.  The applicant for a substituted Note shall furnish to the Issuer and the Issuing Agent such security or indemnity as may be required by them to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Issuing Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.  The Issuing Agent shall complete and authenticate any such substituted Note and deliver the same upon the written request or authorization of any Authorized Representative.  Upon the issuance of any substituted Note, the Issuer and the Issuing Agent may require the Registered Holder of such Note to pay a sum sufficient to cover any fees and expenses associated therewith.  In case any Note which has matured or will mature or will be redeemed within 30 days shall become mutilated or be destroyed, lost or stolen, the Issuer, instead of issuing a substitute Note, may pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the Registered Holder with the provisions of this Section, as hereinabove set forth.  The Issuing Agent shall record on the Note Register the cancellation of any original Notes (whether or not physically surrendered to the Issuing Agent) and the reissue of Notes in substitution therefor due to mutilation, destruction, loss or theft.

SECTION 13.  Application of Funds; Return of Unclaimed Funds.  Until used or applied as herein provided, all funds received by the Issuing Agent hereunder shall be held for the purposes for which they were received but need not be segregated from other funds except to the extent required by law.  The Issuing Agent shall be under no liability for interest on any funds received by it hereunder except as otherwise agreed with the Issuer.  Any funds deposited with the Issuing Agent and remaining unclaimed at the end of two years after the date upon which the last payment of the principal of (premium, if any) or interest on any Note to which such deposit relates shall have become due and payable, shall be repaid to the Issuer by the Issuing Agent at the Issuer’s written request, and the Holder of any Note to which such deposit relates entitled to receive payment thereof shall thereafter look only to the Issuer for the payment thereof and all liability of the Issuing Agent with respect to such funds shall thereupon cease.

SECTION 14.  Global Notes.

(a)                                  If specified in the Issuance Instructions, except as provided in subsections (c) and (g) below, the holder of all of the Notes to be issued pursuant to such Issuance Instructions shall be The Depository Trust Company (“DTC”) and such Notes shall be registered in the name of Cede & Co., as nominee for DTC.

(b)                                 Such Notes shall be initially issued in the form of a separate single authenticated fully registered certificate in the name of Cede & Co. and in the principal amount of such Notes (a “Global Note”).  Upon initial issuance, the ownership of such Notes shall be registered in the Note Register in the name of Cede & Co., as nominee of DTC.  So long as Notes are evidenced by a Global Note, the Issuing Agent and the Issuer may treat DTC (or its nominee) as the sole and exclusive holder of such Notes registered in its name for the purposes of payment of the principal of (premium, if any) and interest on such Notes or portion thereof to be redeemed, and of giving any notice permitted or required to be given to holders of such Notes and neither the Issuing Agent nor the Issuer shall be affected by any notice to the contrary.  Neither the Issuing Agent nor the Issuer shall have any responsibility or obligation to any of DTC’s participants (each a “Participant”), any person claiming a beneficial ownership in such Notes under or through DTC or any Participant (each a “Beneficial Owner”), or any

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other person which is not shown on the Note Register as being a holder, with respect to the accuracy of any records maintained by DTC or any Participant; the payment of DTC or any Participant of any amount in respect of the principal of (premium, if any) or interest on such Notes; any notice which is permitted or required to be given to holders of such Notes; the selection by DTC or any Participant of any person to receive payment in the event of a partial redemption of such Notes; any notice which is permitted or required to be given to holders of such Notes; the selection by DTC or any Participant of any person to receive payment in the event of a partial redemption of such Notes; or any consent given or other action taken by DTC as holder of such Notes.  The Issuing Agent shall pay all principal of (premium, if any) and interest on such Notes registered in the name of Cede & Co. only to or “upon the order of” DTC (as that term is used in the Uniform Commercial Code as adopted in New York), and all such payments shall be valid and effective to fully satisfy and discharge the Issuer’s obligations with respect to the principal of (premium, if any) and interest on such Notes to the extent of the sum or sums so paid.  Except as otherwise provided in Section 14(c) and (g) below, no person other than DTC shall receive authenticated Note certificates evidencing the obligation of the Issuer to make payments of principal of (premium, if any) and interest on such Notes.  Upon delivery by DTC to the Issuing Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the other provisions of this Agreement with respect to transfers of Notes, the word “Cede & Co.” in this Agreement shall refer to such new nominee of DTC.

(c)                                  Any Global Note shall be exchangeable for Notes in certificated form registered in the names of Participants and/or Beneficial Owners if, but only if, (i) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such Notes or at any time ceases to be a clearing agency registered as such under the 1934 Act, (ii) the Issuer instructs the Issuing Agent that such Global Note shall be exchangeable or (iii) there shall have occurred and be continuing a default or an event that with notice or passage of time, or both, would constitute a default with respect to the Global Notes.  In any such event, the Issuing Agent shall issue, transfer and exchange Note certificates as requested by DTC in appropriate amounts pursuant to this Agreement.  The Issuer shall pay all costs in connection with the production, execution and delivery of such Note certificates.  If Note certificates are issued, the provisions of this Agreement shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates.

(d)                                 Notwithstanding any other provision of this Agreement to the contrary, so long as any Notes are evidenced by a Global Note, registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of (premium, if any) and interest on such Notes and all notices with respect to such Notes shall be made and given, respectively, to DTC as provided in the representation letter relating to the Notes among DTC, the Issuing Agent and the Issuer.  The Issuing Agent is hereby authorized and directed to comply with all terms of the representation letter.

(e)                                  In connection with any notice or other communication to be provided to the holders of such Notes by the Issuer or the Issuing Agent with respect to any consent or other action to be taken by the holders of such Notes, the Issuer or the Issuing Agent, as the case may be, shall seek to establish a record date for such consent or other action and give DTC notice of such record date not less than 15 calendar days in advance of such record date to the extent possible.  Such notice to DTC shall be given only when DTC is the sole holder of the Notes.

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(f)                                    Neither the Issuer nor the Issuing Agent will have any responsibility or obligations to the Participants or the Beneficial Owners with respect to (i) the accuracy of any records maintained by DTC or any Participant, (ii) the payment by DTC or any Participant of any amount due to any Beneficial Owner in respect of the principal of (premium, if any) or interest on the Notes, (iii) the delivery by DTC or any Participant of any notice to any Beneficial Owner, (iv) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Notes, or (v) any consent given or other action taken by DTC as a holder of the Notes.

So long as Cede & Co. is the Registered Holder of the Notes as nominee of DTC, references herein to the Notes or Registered Holders of the Notes shall mean Cede & Co. and shall not mean the Beneficial Owners of the Notes nor DTC Participants.

(g)                                 No Global Note may be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

(h)                                 Upon the termination of the services of DTC with respect to any Global Note pursuant to subsection (c) of this Section 14 after which no substitute book-entry depository is appointed, such Global Notes shall be registered in whatever name or names holders transferring or exchanging such Global Notes shall designate in accordance with the provisions of this Agreement.

SECTION 15.  Liability.  Neither the Issuing Agent nor its officers or employees shall be liable to the Issuer for any act or omission hereunder except in the case of the Issuing Agent’s negligence or willful misconduct.  The duties and obligations of the Issuing Agent, its officers and employees shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. The Issuing Agent may consult with counsel of its selection and shall be fully protected in any action taken in good faith in accordance with the advice of counsel.  Neither the Issuing Agent nor its officers or employees shall be required to ascertain whether any sale of Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Issuing Agent in good faith has determined in accordance with Section 3 hereof that the facsimile or manual signature of an Authorized Representative or any person who has been designated by an Authorized Representative in writing to the Issuing Agent resembles the specimen signature filed with the Issuing Agent) or is in compliance with any other agreement to which the Issuer is a party (whether or not the Issuing Agent is also a party to such other agreement).  The Issuing Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

SECTION 16.  Indemnification.  The Issuer agrees to indemnify and hold harmless the Issuing Agent, its directors, officers, employees and agents from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including reasonable legal fees and expenses of counsel of its selection) relating to or arising out of or in connection with its or their performance under this Agreement, except to the extent that they are caused by the negligence or willful misconduct of the Issuing Agent, its directors, officers, employees or agents; provided, however, that if any such action or suit shall be commenced against, or any such claim or demand be assessed against the Issuing Agent in respect of which the Issuing Agent or any of its directors, officers, employees or agents proposes to demand indemnification, the Issuer shall be notified to that effect with reasonable promptness and shall have the right to assume the entire control of the defense, compromise or settlement thereof, including employment of counsel (provided that the Issuing Agent shall have the right to consent in advance to the

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counsel so employed, such consent not to be unreasonably withheld, and provided further that the Issuer shall consult in good faith with the Issuing Agent from time to time in connection with such action or suit) and in connection therewith, the Issuing Agent and its directors, officers, employees and agents shall cooperate fully to make available to the Issuer all pertinent information under its and their control.  The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephonic, telecopier or other electronically transmitted instructions, if authorized herein, received from, or reasonably believed by the Issuing Agent in good faith to have been given by, an Authorized Representative.  This indemnity shall survive the resignation or removal of the Issuing Agent and the satisfaction or termination of this Agreement.

SECTION 17.  Electronic System Timesharing.  It is understood that any electronic timesharing services which may be utilized by the Issuer and the Issuing Agent in the issuance of Notes and maintenance of the Note Register may be furnished to the Issuing Agent by a third party provider.  If such third party provider has granted permission to the Issuing Agent to allow its clients to use such timesharing services, and in consideration for such permission, it is understood and agreed that such services will be supplied to such clients “as is”, without warranty by the third party provider or the Issuing Agent, then the Issuer hereby waives any claims it may have against such third party provider.

SECTION 18.  Compensation of the Issuing Agent.  The Issuer agrees to pay the compensation of the Issuing Agent at such rates as shall be agreed upon from time to time in writing and to reimburse the Issuing Agent for its reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made in connection with the Issuing Agent’s execution and performance of this Agreement.  The obligations of the Issuer to the Issuing Agent pursuant to this Section shall survive the resignation or removal of the Issuing Agent and the satisfaction or termination of this Agreement.

SECTION 19.  Amendments.

(a)                                  This Agreement may be amended by any written instrument signed by the parties, so long as such amendment does not adversely affect the rights of the Registered Holders of Notes, as certified in writing by the Issuer to the Issuing Agent.

(b)                                 The Issuer and the Issuing Agent agree to cooperate to adopt amendments or supplements to this Agreement from time to time to modify the restrictions and procedures for resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally.

SECTION 20.  Removal of Restrictions.  At any time after the holding period specified in Rule 144(k) under the 1933 Act has been satisfied with respect to a Note, upon the consent of the Issuer and subject to the Issuer’s right to require an opinion of counsel to the effect that the restrictions are no longer required under the 1933 Act and in form acceptable to the Issuer, a Registered Holder may surrender its Note to the Issuing Agent who, upon written instructions of the Issuer, shall issue in exchange for that Note one or more unlegended Notes of any authorized denomination, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.  The Issuing Agent shall not deliver unlegended Notes without the written instructions of the Issuer.

SECTION 21.  Issuer Information.  The Issuer shall provide to any Registered Holder or any prospective purchaser of a Note, upon the request of such Registered Holder or prospective purchaser, the most recent information, if any, regarding the Issuer prepared by the Issuer pursuant to Rule 144A(d)(4) under the 1933 Act and supplied by the Issuer to the Issuing Agent.

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SECTION 22.  Notices.

(a)                                  All communications by or on behalf of the Issuer relating to the issuance, transfer, exchange or payment of the Notes or interest thereon shall be in writing and directed to the Issuing Agent at its address set forth in subsection (b)(ii) hereof, and the Issuer will send all Notes to be completed, authenticated and delivered by the Issuing Agent to such address (or such other address as the Issuing Agent shall specify in writing to the Issuer).

(b)                                 Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing, shall be deemed effective when received and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time:

(i)                                     if to the Issuer:

Enogex Inc.

600 Central Park Two

515 Central Park Drive

Oklahoma City, OK  73124-0300

Attention:   Treasurer

Telephone:  (405) 557-7788

Telefax:  (405) 557-5258

(ii)                                  if to the Issuing Agent:

The Bank of New York

101 Barclay Street, Floor 21 West

New York, New York 10286

Attention:  Corporate Trust, Administration

Telephone:  (212) 815-6286

Telefax:  (212) 815-5915 or 5917

SECTION 23.  Resignation or Removal of Issuing Agent.  The Issuing Agent may at any time resign as such agent by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than thirty days after the giving of such notice by the Issuing Agent to the Issuer.  The Issuing Agent may be removed at any time by the filing with it of an instrument in writing signed by a duly authorized officer of the Issuer and specifying such removal and the date upon which it is intended to become effective, which date shall not be less than 30 days from the date that notice is received.  Such resignation or removal shall take effect on the date of the appointment by the Issuer of a successor Issuing Agent and the acceptance of such appointment by such successor Issuing Agent.  In the event of resignation by the Issuing Agent or removal by the Issuer, if a successor agent has not been appointed by the date as of which the resignation or removal of the Issuing Agent is to be effective, as set forth in the resignation notice of the Issuing Agent referred to above, the Issuing Agent may, at the expense of the Issuer, petition any court of competent jurisdiction for appointment of a successor Issuing Agent.

SECTION 24.  Cancellation of Unissued Notes.  Upon the written request of the Issuer, the Issuing Agent shall cancel and return to the Issuer all unissued Notes in its possession at the time of such request; provided, however, that the Issuing Agent shall not be required to destroy cancelled Notes.

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SECTION 25.  Benefit of Agreement.  This Agreement is solely for the benefit of the parties hereto, their successors and assigns and the Registered Holders of Notes and no other person shall acquire or have any right under or by virtue of this Agreement.

SECTION 26.  Notes Held by the Issuing Agent.  The Issuing Agent, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as issuing and paying agent hereunder.

SECTION 27.  Governing Law.  This Agreement is to be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to principles of conflicts of laws.

SECTION 28.  Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

ENOGEX INC.

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

EXHIBIT A - FORM OF NOTE

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder hereby irrevocably constituting and appointing

Attorney to transfer said note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Date:

Notice: The signature(s) on this assignment

must correspond with the name(s) as written

upon the face of the within Note in every

particular, without alteration or enlargement

or any change whatsoever.

FORM OF SENIOR NOTE

[FACE OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN VIOLATION OF THE SECURITIES ACT OR SUCH OTHER LAWS. THIS NOTE MAY BE TRANSFERRED ONLY IN PRINCIPAL AMOUNTS OF $1,000 AND INTEGRAL MULTIPLES  THEREOF.  THE HOLDER HEREOF AND ANY BENEFICIAL OWNER OF ANY INTEREST HEREIN BY PURCHASING OR ACCEPTING THIS NOTE OR ANY INTEREST HEREIN, AGREES FOR THE BENEFIT OF ENOGEX INC. (THE “COMPANY”) THAT THIS NOTE OR ANY INTEREST HEREIN MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY OR LEHMAN BROTHERS INC. (THE “REPRESENTATIVE”), BANC OF AMERICA SECURITIES LLC, BANC ONE CAPITAL MARKETS, INC., BEAR, STEARNS & CO. INC., CIBC WORLD MARKETS CORP., FIRST UNION SECURITIES, INC. AND WARBURG DILLON READ LLC, (EACH AN “INITIAL PURCHASER,” AND TOGETHER WITH THE REPRESENTATIVE, THE “INITIAL PURCHASERS”) OR BY, THROUGH, OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A (A “QUALIFIED INSTITUTIONAL BUYER”), THAT IS ACQUIRING THIS NOTE OR SUCH INTEREST HEREIN FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (4) TO AN INSTITUTIONAL INVESTOR THAT QUALIFIES AS AN “ACCREDITED INVESTOR”, AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”), THAT IS ACQUIRING THIS NOTE OR SUCH INTEREST HEREIN FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED THAT THE AGREEMENT OF THE HOLDER HEREOF OR THE BENEFICIAL OWNER OF ANY INTEREST HEREIN IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PURCHASER’S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.  WITH RESPECT TO ANY RESALE OR OTHER TRANSFER OF THIS NOTE (IF IN CERTIFICATED FORM) DESCRIBED IN CLAUSE (2) OR (4) ABOVE, THE ISSUING AND PAYING AGENT WILL REQUIRE THE SUBMISSION TO IT OF A DULY COMPLETED BOND POWER RELATING TO THIS NOTE IN THE FORM ATTACHED AS EXHIBIT B TO THE ISSUING AND PAYING AGENCY AGREEMENT; PROVIDED THAT THE FOREGOING SUBMISSION SHALL NOT BE REQUIRED IF THIS LEGEND HAS BEEN REMOVED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE ISSUING AND PAYING AGENCY AGREEMENT.  BY PURCHASING OR ACCEPTING THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER HEREOF AND OF ANY INTEREST HEREIN AGREES AND REPRESENTS FOR THE BENEFIT OF THE COMPANY THAT (1) IT IS (A) A QUALIFIED INSTITUTIONAL BUYER ACQUIRING THIS NOTE OR SUCH INTEREST HEREIN FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE

QUALIFIED INSTITUTIONAL BUYERS) OR (B) AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THIS NOTE OR SUCH INTEREST HEREIN FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (2) IT WILL NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE AND TRANSFER RESTRICTIONS REFERRED TO ABOVE.  THIS NOTE AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE REPRESENTATIVE AND TO THE HOLDERS OF NOTES SENT TO THEIR REGISTERED ADDRESSES, TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO RESALES OR OTHER TRANSFERS OF RESTRICTED SECURITIES GENERALLY.  THE HOLDER OF THIS NOTE AND ANY BENEFICIAL OWNER OF ANY INTEREST IN THIS NOTE SHALL BE DEEMED, BY ITS ACCEPTANCE OR PURCHASE HEREOF OR THEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON THE HOLDER HEREOF AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION HEREFOR, WHETHER OR NOT ANY NOTATION THEREOF IS MADE HEREON).

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED	CUSIP No.	PRINCIPAL AMOUNT

No. FR-

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ENOGEX INC.

SENIOR NOTE

ORIGINAL ISSUE DATE: January 14, 2000	INTEREST RATE: 8.125%

STATED MATURITY DATE:  January 15, 2010

INTEREST PAYMENT DATE)(S):  January 15 and July 15, commencing July 15, 2000

RECORD DATE:  Fifteenth day preceding the applicable Interest Payment Date

DEFAULT  RATE:  10.125%

OTHER ADDITIONAL PROVISIONS:

Enogex Inc. (the “Company”, which term includes any successor corporation), for value received, hereby promises to pay to                                                               , or registered assigns, the principal sum of                                                                    on the Stated Maturity Date specified above (or any Redemption Date, each as defined on the reverse hereof) (each such Stated Maturity Date or Redemption Date being hereinafter referred to as the “Maturity Date” with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal, premium and/or interest.  The Company will pay interest in arrears on each Interest Payment Date specified above (each, an “Interest Payment Date”), commencing July 15, 2000 and on the Maturity Date.  Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an “Interest Period”).  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Senior Notes) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the “Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable.  Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the holder on any Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Issuing and

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Paying Agent hereinafter referred to, notice whereof shall be given to the holder of this Note by the Issuing and Paying Agent not less than 10 calendar days prior to such Special Record Date.

Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note at the corporate trust office of the Issuing and Paying Agent maintained for that purpose in The Borough of Manhattan, The City of New York, currently located at 101 Barclay Street, New York, New York 10286, or at such other paying agency as the Company may determine.  Payment of interest due on any Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained at the aforementioned office of the Issuing and Paying Agent; provided, however, that a holder of U.S.$ 10,000,000 or more in aggregate principal amount of Senior Notes will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Issuing and Paying Agent not less than 15 calendar days prior to such Interest Payment Date.  Any such wire transfer instructions received by the Issuing and Paying Agent shall remain in effect until revoked by such holder.

If any Interest Payment Date falls on a day that is not a Business Day, the required payment of interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day.  If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York.

The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in U.S. dollars.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall have the same force and effect as if set forth on the face hereof.

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IN WITNESS WHEREOF, Enogex Inc. has caused this Note to be executed.

ENOGEX INC.

By:
Title:

Countersigned for Authentication only

on                           ,         .

THE BANK OF NEW YORK,

as Issuing and Paying Agent

By:
Authorized Signatory

This Note is not valid for any purpose unless countersigned by The Bank of New York, as Issuing and Paying Agent.

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[REVERSE OF NOTE]

ENOGEX INC.

SENIOR NOTE

This Note is one of a duly authorized series of Senior Notes of the Company, designated as 8.125% Senior Notes due 2010 (the “Senior Notes”) issued and to be issued under an Issuing and Paying Agency Agreement, dated as of January 1, 2000 (as amended, modified or supplemented from time to time, the “Issuing and Paying Agency Agreement”), between the Company and The Bank of New York, as Issuing and Paying Agent (the “Issuing and Paying Agent”, which term includes any successor issuing and paying agent under the Issuing and Paying Agency Agreement), to which Issuing and Paying Agency Agreement and all agreements supplemental thereto reference is hereby made for a statement of the respective rights, duties and obligations thereunder of the Company, the Issuing and Paying Agent and the holders of the Senior Notes, and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.  All terms used but not otherwise defined in this Note shall have the meanings assigned to such terms in the Issuing and Paying Agency Agreement.

This Note, and any Senior Note or Notes issued upon transfer hereof, is issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof (an “Authorized Denomination”).  The Issuing and Paying Agent has been appointed registrar for the Senior Notes, and the Company will cause the Issuing and Paying Agent to maintain at its office in The City of New York a register for the registration and transfer of Senior Notes. This Note may be transferred at the aforesaid office of the Issuing and Paying Agent by surrendering this Note for cancellation, duly endorsed or accompanied by a written instrument of transfer in form approved by the Issuing and Paying Agent and duly executed by the registered holder hereof in person or by the holder’s attorney duly authorized in writing, and thereupon the Issuing and Paying Agent will issue in the name of the transferee or transferees, in exchange herefor, a new Senior Note or Notes having identical terms and provisions and having a like aggregate principal amount in Authorized Denominations, subject to the terms and conditions set forth herein and in the Issuing and Paying Agency Agreement, without charge except for any tax or other governmental charge imposed in relation thereto. The Issuing and Paying Agent is not required to exchange or register the transfer of any Senior Note during the period of 15 days immediately preceding the date of first giving any notice of redemption or after such Note has been selected for redemption.

This Note is not subject to any sinking fund.

This Note will be subject to redemption at the option of the Company on any Business Day, in whole or from time to time in part in principal amounts of U.S.$1,000 and increments of U.S.$1,000 in excess thereof (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or an Authorized Denomination), at the Redemption Price (as defined below), together

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with unpaid interest accrued thereon to the date fixed for redemption (each, a “Redemption Date”), on written notice given to the registered holder of this Note at its address shown in the registration books maintained by the Issuing and Paying Agent no more than 60 or less than 30 calendar days prior to the Redemption Date.  The “Redemption Price” shall be equal to the greater of (i) 100% of the principal amount of this Note and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from and after the Redemption Date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Issuing and Paying Agent after consultation with the Company.

“Reference Treasury Dealer” means each of Lehman Brothers Inc. and Bear, Stearns & Co. Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such third Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Dealer Quotations, or (B) if the Issuing and Paying Agent is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Issuing and Paying Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuing and Paying Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the

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same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

Liens. The Company will not, and will not permit any Subsidiary (as hereinafter defined) to, pledge or otherwise subject to any lien any of its property or assets (whether now or hereafter acquired and whether tangible or intangible) unless the Senior Notes are secured by such pledge or lien equally and ratably with all other obligations and indebtedness secured thereby so long as such other obligations and indebtedness shall be so secured. “Subsidiary” means any corporation of which the Company and/or any other Subsidiary (within the meaning of this definition) owns (whether directly or indirectly) more than 50% of the stock the holders of which are ordinarily and generally, in the absence of contingencies or understandings, entitled to vote for the election of directors. The agreement of the Company contained in this paragraph does not apply to “Permitted Encumbrances.” Permitted Encumbrances means: (i) liens existing on the date of the Issuing and Paying Agency Agreement; (ii) liens on any property of a Subsidiary at the time it becomes a Subsidiary, provided that such liens do not extend to any property of the Company or any other Subsidiary; (iii) existing liens on any property acquired by the Company or a Subsidiary (whether or not assumed); (iv) liens on any property acquired by the Company or a Subsidiary and created within twelve months after the date of such acquisition; (v) liens arising by reason of deposits with or the giving of any form of security to any governmental body in connection with financing of the acquisition or construction of property to be used in the business of the Company or a Subsidiary; (vi) liens created or assumed by the Company or a Subsidiary in connection with the issuance of debt securities the interest on which generally is excludable from gross income of the holder of such security pursuant to the Internal Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by the Company or a Subsidiary; (vii) liens created or assumed by the Company or a Subsidiary on any contract for the sale of any product or service or any proceeds therefrom (including accounts and other receivables) related to the operation or use of any acquired property and created not later than twelve months after the later of the date of such acquisition or the commencement of full operation of such property; (viii) liens created or assumed by the Company or a Subsidiary on oil, gas, hydrocarbon or mineral properties owned or leased by the Company or a Subsidiary to secure loans to the Company or such Subsidiary for the purpose of developing such properties irrespective of whether the Company or a Subsidiary shall assume or guarantee such loans or otherwise be liable in any way in respect thereof; (ix) liens created to effect payment solely out of the proceeds of oil, gas, hydrocarbons or other minerals to be produced from the property subject thereto and to be sold or delivered by the Company or a Subsidiary; (x) liens created by the Company or a Subsidiary on advance payment obligations by the Company or a Subsidiary to secure indebtedness incurred to finance advances for oil, gas, hydrocarbon and other mineral exploration and development; (xi) refundings or extensions of maturity of indebtedness secured by liens created or assumed in accordance with the foregoing subdivisions (i) through (viii) and (x), provided that the principal amount of such indebtedness is not increased and that no additional property is subjected to such lien; (xii) liens, pledges or deposits in connection with workmen’s compensation, social security, unemployment insurance or other like laws or to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property; (xiii) construction or materialmen’s or warehousemen’s liens securing obligations not

A-8-

overdue, or if overdue, being contested in good faith by appropriate proceedings; (xiv) attachment, judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being contested in good faith in such a manner that the property subject to such liens is not subject to forfeiture; and (xv) encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property, and landlord’s and lessor’s liens in the ordinary course of business, which do not materially impair the Company’s or a Subsidiary’s use thereof.

With respect to any liens created or assumed in accordance with the foregoing subdivisions (iii) through (vii), the principal amount of indebtedness secured by such a lien, together with all other indebtedness secured by a lien on the property subject to such a lien, shall not exceed the purchase price of the property acquired or constructed and any related financing costs and, in the case of a lien referred to in subdivisions (iii), (iv) and (vi), such a lien shall be limited to the acquired or constructed property and any replacement or improvements to such property.

In addition to the liens expressly excepted, other liens are permitted (without complying with the second preceding paragraph) if at the time of, and after giving effect to, the creation or assumption thereof, the aggregate of all obligations of the Company and its Subsidiaries secured by any liens not specifically permitted as described above does not exceed 10% of the Company’s total consolidated net tangible assets. “Consolidated net tangible assets” means the aggregate amount of assets (less reserves for depreciation, obsolescence, amortization, depletion and any other reserves which are properly deductible therefrom) computed in accordance with generally accepted accounting principles and set forth in the most recent consolidated balance sheet of the Company reported upon by independent public accountants, but excluding all assets on such balance sheet which were acquired or arose after December 31, 1999 constituting goodwill, trade names, trademarks, patents, unamortized debt discount (net of any unamortized debt discount with respect to any zero coupon or deep discount debt) and expense and other like intangibles which would be classified as intangible assets under generally accepted accounting principles.

Sale and Leaseback. The Company will not, and will not permit any Subsidiary to, enter into any agreement providing for the leasing by the Company or such Subsidiary of all or substantially all of the property of the Company or such Subsidiary, which property has been or is to be sold or transferred by the Company or such Subsidiary to the lessor thereof, or which is substantially similar in purpose to property so sold.

Merger. Consolidation, Etc. The Company shall not consolidate with or merge into any other corporation or convey or transfer all or substantially all of its properties and assets as an entirety to any person, unless:

(i)                                         the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia (the “Successor Corporation”) and shall expressly assume, by amendment to the Issuing and Paying Agency Agreement signed by the Company and such Successor Corporation and

A-9-

delivered to the Issuing and Paying Agent, the due and punctual payment of the principal of, premium, if any, and interest on all the Senior Notes and the performance or observance of every covenant hereof and of the Issuing and Paying Agency Agreement on the part of the Company to be performed or observed; and

(ii)                                      the Company shall have delivered to the Issuing and Paying Agent a certificate signed by an executive officer of the Company and a written opinion of counsel satisfactory to the Issuing and Paying Agent, each stating that such transaction and such amendment to the Issuing and Paying Agency Agreement comply with this paragraph and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any such consolidation or merger, or any conveyance or transfer of all or substantially all of the properties and assets of the Company as an entirety in accordance with this paragraph, the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Issuing and Paying Agency Agreement and the Senior Notes with the same effect as if the Successor Corporation had been named as the Company therein and herein and thereafter the Company shall be released from its liability as obligor on any of the Senior Notes and under the Issuing and Paying Agency Agreement.

For purposes of the foregoing, “all or substantially all of its properties and assets” shall mean 50% or more of the total assets of the Company as shown on the consolidated balance sheet of the Company as of the end of the calendar year immediately preceding the day of the year in which such determination is made.  Further, nothing in this Agreement shall prevent or hinder the Company from selling, transferring or otherwise disposing during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the consolidated balance sheet of the Company as of the end of the immediately preceding calendar year.

Events of Default. The registered holder of this Note may, by notice in writing to the Company, declare the principal of this Note to be, and the same shall thereupon become, forthwith due and payable, together with interest accrued thereon, upon the occurrence and continuation of one or more of the following events of default:

(i)                                         default in the payment of any interest on this Note when due or in the payment of any interest on any other Senior Note when due, which default continues and remains unremedied for at least 30 calendar days;

(ii)                                      default in the payment of principal or redemption price, as the case may be, on this Note or on any other Senior Note when due on the Maturity Date;

(iii)                                   a judgment, decree or order by a court having jurisdiction shall have been entered adjudicating the Company or any Significant Subsidiary (which term for purposes of this Note shall mean any subsidiary of the Company that would, under the standards set forth in Rule 405 of Regulation C under the Securities Act of 1933, as amended, be a “Significant Subsidiary” as defined therein) bankrupt or insolvent, or approving as properly

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filed a petition seeking reorganization of the Company or any Significant Subsidiary under the United States Bankruptcy Code or any other similar applicable Federal or state law, and such judgment, decree or order shall not have been vacated or set aside or stayed within 60 days of its entry; or a judgment, decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of any Significant Subsidiary or of the whole or any substantial part of the property of any thereof, or for the winding up or liquidation of the affairs of any thereof, shall have been entered, and such judgment, decree or order shall not have been vacated or set aside or stayed within 60 days of its entry;

(iv)                                  the Company or any Significant Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the United States Bankruptcy Code or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of the whole or any substantial part of U.S. property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(v)                                     the Company shall fail to perform or observe any other term, covenant or agreement contained in this Note to be performed or observed by it, and any such failure shall continue and remain unremedied for at least 30 calendar days after notice has been given in writing to the Company by the holder hereof, or

(vi)                                  the Company or any Subsidiary shall default in the payment when due (subject to any applicable grace period) whether at stated maturity or otherwise, of any principal of or interest on (howsoever designated) any indebtedness for borrowed money of, or guaranteed by, the Company or any Subsidiary (except any such indebtedness of any Subsidiary to the Company or to any other such Subsidiary), whether such indebtedness now exists or shall hereafter be created if the aggregate principal amount of all such indebtedness as to which such default has occurred equals or exceeds $10,000,000.

Defeasance. If, at or prior to the maturity of this Note, the Company shall deposit with the Issuing and Paying Agent, in trust for the benefit of the holder hereof, either:

(a)                                      cash sufficient to pay the principal of and premium and interest, if any, on this Note as and when the same become due and payable, including upon redemption prior to maturity, or

(b)                                     such amount of U.S. Government Securities (which term shall mean, for the purposes of this Note, direct obligations of the United States of America to pay principal which obligations are not callable at the issuer’s option, or direct obligations of the United States of America to pay interest, in each case for the payment of which the full faith and credit of the United States of America is pledged) as will together with the income to accrue thereon without consideration of any reinvestment thereof be sufficient to pay the principal

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of and premium, if any, and interest on this Note as and when the same become due and payable, including upon redemption prior to maturity,

then in such case, the Company shall be deemed to have satisfied and discharged this Note, provided that if this Note is to be redeemed prior to maturity, this Note will not be deemed satisfied and discharged until such Note has been irrevocably called or designated for redemption on a date when this Note may be called for redemption and proper notice of redemption has been given as provided herein or the Company has given the Issuing and Paying Agent irrevocable instructions to give such notice of redemption.

No provision of this Note or of the Issuing and Paying Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate of formula, and In the coin or currency, herein prescribed.

Prior to due presentment of this Note for registration of transfer, the Company, the Issuing and Paying Agent and any agent of the Company or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary.

Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in substitution herefor or in place hereof, in respect of anything done or permitted by the Company or the Issuing and Paying Agent in pursuance of such action.

So long as this Note shall be outstanding, the Company will maintain an office or agency for the payment of the principal of, premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration and transfer as aforesaid of the Notes. The Company may designate other agencies for the payment of said principal, premium, if any, and interest at such place or places (subject to applicable laws and regulations) as the Company may decide. So long as there shall be an Issuing and Paying Agent, the Company shall keep the Issuing and Paying Agent advised of the names and locations of such agencies, if any agency is so designated.

Any moneys deposited with the Issuing and Paying Agent for the payment of the principal of, premium, if any, or interest on any Senior Notes, and remaining unclaimed at the end of two years after the last of such principal or interest shall have become due and payable (whether at maturity or otherwise), shall then be repaid to the Company and upon such repayment all liability of the Issuing and Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation which the Company may have to pay the principal of, premium, if any, or interest on this Note as the same shall become due.

The Issuing and Paying Agency Agreement and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to principles of conflicts of laws.

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EXHIBIT B - FORM OF BOND POWER

 [Form of Bond Power]

FOR VALUE RECEIVED the undersigned Registered Holder(s) hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name, address, including postal zip code, and Taxpayer identification number of assignee) the attached Note and all rights thereunder, hereby irrevocably constituting and appointing                                         attorney to transfer said Note on the books of the issuer with full power of substitution in the premises.

In connection with any transfer of the attached Note of Enogex Inc. (the “Company”), the undersigned confirms that without utilizing any general solicitation or general advertising:

[Check One]

[  ]                                                                                  (a)                                      The Note is being transferred by the undersigned to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”)) acting for its own account or for the account of another “qualified institutional buyer” in reliance upon the exemption from the registration provisions of Section 5 of the Act provided by Rule 144A thereunder.

or

[  ]                                                                                  (b)                                     The Note is being transferred by the undersigned to an institutional investor and “accredited investor” (as defined in Rule 501(a)(1)-(3) of Regulation D under the Act).*

 *  If category (b) is checked, the consent of the Company is required in addition to the completion of this bond power.

The Issuing and Paying Agent will not register the Note in the name of any person other than the Registered Holder(s) thereof unless (i) one of the foregoing boxes is checked and, in the case of a transfer described in category (b) hereof, the consent of the Company is obtained or (ii) the other conditions to any such transfer of registration set forth on the face of the Note and in Section 12 of the Issuing and Paying Agency Agreement shall have been satisfied.

Dated:	By:

NOTICE: The signature of the Registered Holder(s) to this assignment must correspond with the name as written upon the face of the attached Note.

TO BE COMPLETED BY PURCHASER

IF (a) ABOVE IS CHECKED:

The undersigned represents and warrants that it is a “qualified institutional buyer” (as defined in Rule 144A under the Act) and that it is acquiring the Note for its own account or for the account of another “qualified institutional buyer”.  The undersigned acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the Registered Holder(s) is relying upon the foregoing representations in order to claim the exemption from the registration provisions of Section 5 of the Act provided by Rule 144A.  The undersigned acknowledges that the Note cannot be resold unless registered under the Act or pursuant to an exemption from registration under the Act.

(Name of Transferee)

Dated:	By:

NOTICE: To be executed by an executive officer.

TO BE COMPLETED BY PURCHASER

IF (b) ABOVE IS CHECKED:

The undersigned represents and warrants that it is an institutional investor and an “accredited investor” (as defined in Rule 501(a)(1)-(3) of Regulation D under the Act) that it is not acquiring the Note with a view to any distribution or resale thereof in violation of the Act.  The undersigned acknowledges that the Note cannot be resold unless registered under the Act or pursuant to an exemption from registration under the Act.

(Name of Transferee)

Dated:	By:

NOTICE: To be executed by an executive officer.